SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2004

McMoRan Exploration Co.

                         Delaware

                  001-07791

                                                       72-1424200

        (State or other

   (Commission

                             (IRS Employer

         jurisdiction of

    File Number)

                               Identification

         incorporation or

                                  Number)

         organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 12. Results of Operations and Financial Condition

McMoRan Exploration Co. issued a press release dated January 22, 2004 announcing its fourth-quarter and twelve months 2003 results and updated its Gulf of Mexico drilling and Main Pass Energy HubTM activities (Exhibit 99.1). McMoRan also presented slides that are available on its web site and which accompanied its quarterly earnings conference call (Exhibit 99.2).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  January 23, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1       Press release dated January 22, 2004 "McMoRan Exploration Co. Reports Fourth-Quarter and Twelve Month 2003 Results & Updates Gulf of Mexico Drilling and Main Pass Energy HubTM Activities."

99.2       Slides presented in conjunction with January 22, 2004 McMoRan Fourth-Quarter 2003 earnings conference call conducted via the internet.